          REGISTERED                                               REGISTERED

--------------------------------                        --------------------------------
            NUMBER                                                   AMOUNT
                                     CLASSIC TRENDS
                                   INTERNATIONAL, INC.
--------------------------------                        --------------------------------
                                                        THIS CERTIFICATE IS TRANSFERABLE
                                                            IN CRANFORD, NEW JERSEY

                                                               CUSIP 18273T108
  INCORPORATED UNDER THE LAWS                               SEE REVERSE FOR CERTAIN
     OF THE STATE OF TEXAS                                DEFINITIONS AND INFORMATION


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THIS CERTIFIES THAT








is the owner of
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    SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE MIL (0.001) PER SHARE OF

                                    REGISTERED

                        CLASSIC TRENDS INTERNATIONAL, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be fixed hereto.

Dated:    /s/ Donald L. Shriver, Jr.                       By: Frederic G. Hindle
                                      [SEAL]
Attest:         Secretary                                           President


Countersigned and Registered:
           Registrar and Transfer Company
By                                           Transfer Agent
                                              and Registrar

                                       Authorized Signature

THE ARTICLES OF INCORPORATION OF THIS CORPORATION DENY PREEMPTIVE RIGHTS TO ITS STOCKHOLDERS. A FULL STATEMENT OF SUCH LIMITATIONS IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS.

A FULL STATEMENT OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF WHICH THE ARTICLES OF INCORPORATION OF THE CORPORATION AUTHORIZE IT
TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH RIGHTS IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common              UNIF GIFT MIN ACT -________Custodian_______
TEN ENT  -as tenants by the entireties                             (Cust)         (Minor)
JT TEN   -as joint tenants with right of                            under Uniform Gifts
          survivorship and not as tenants                              to Minors Act
          in common
                                                               ________________________
                                                                       (State)

   Additional abbreviations may also be used though not in the above list.

For Value Received________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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   Please print or typewrite name and address including postal zipcode and telephone number of assignee

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Shares of Capital Stock represented by the within Certificate, and do hereby irrevocably constitutes and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated
     ---------------------------

                                       ----------------------------------------
                                       NOTICE: The signature to this
                                       assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed:

------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT TO
S.E.C. RULE 17 Ad-15.